DYNAMIC INTERNATIONAL OPPORTUNITY FUND

Class I Shares: ICCIX

Class N Shares: ICCNX

Summary Prospectus As Amended and Restated September 4, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus dated April 30, 2026, as amended September 4, 2026 and Statement of Additional Information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/dynamic-funds/dynamic-international-opportunity-fund. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com or by calling 1-855-USE-ETFS or by sending an email request to consulting@innealtacapital.com.

Investment Objective. The investment objective of the Dynamic International Opportunity Fund is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic International Opportunity Fund. Class I shares may also be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses(1)	0.28%	0.28%
Total Annual Fund Operating Expenses	1.96%	1.71%
Fee Waiver/Expense Reimbursement	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.92%	1.67%
(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Dynamic International Opportunity Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Dynamic International Opportunity Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between Innealta Capital, LLC (the “Adviser”) and the Dynamic International Opportunity Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Dynamic International Opportunity Fund do not exceed 1.64%, and 1.39%, of the Fund’s average net assets, for Class N and Class I shares, respectively, through April 30, 2027. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Dynamic International Opportunity Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Dynamic International Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dynamic International Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dynamic International Opportunity Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$195	$611	$1,054	$2,284
Class I	$170	$535	$924	$2,016
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Portfolio Turnover. The Dynamic International Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Dynamic International Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Dynamic International Opportunity Fund’s performance. During the most recent fiscal year, the Dynamic International Opportunity Fund’s portfolio turnover rate was 98% of the average value of the portfolio.

Principal Investment Strategies. Under normal market conditions, the Dynamic International Opportunity Fund invests primarily in equity securities of companies domiciled in developed, emerging and frontier international markets as well as in exchange traded funds (“ETFs”) that offer exposure to such companies. The Dynamic International Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes. The Dynamic International Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

The Dynamic International Opportunity Fund’s strategy is based on a proprietary quantitative framework (“Quantitative Framework”) that informs the investment decision-making process regarding potential investment opportunities in non-U.S. equity markets based on the specific risk/reward characteristics (such as corporate fundamentals, macroeconomic, and behavioral variables, including but not limited to aggregate earnings, dividends, profitability, gross domestic product, unemployment, interest rates, volatility and price momentum) of each individual market by investing in vehicles (e.g., ETFs) that seek exposure to a specific country, or region (e.g. Western Europe, Asia) or market (e.g. frontier markets, emerging markets, developed markets). The Dynamic International Opportunity Fund’s international equity exposures may include, but are not limited to ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities, and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic International Opportunity Fund invests in equity securities of companies that are domiciled in developed, emerging, and frontier markets as well as ETFs comprised of such securities that provide exposure to such markets. Such countries include but are not limited to: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom.

The Dynamic International Opportunity Fund may also invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration and quality, including those that are rated below investment grade (“junk bonds”).

The Dynamic International Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives and volatility. The Dynamic International Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic International Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

Under normal market conditions, the Dynamic International Opportunity Fund allocates at least a majority and up to 100% of its assets to equity securities or ETFs that either directly focus investments in a specific country or indirectly invest in such countries through investments in foreign markets such as regional, developed, emerging or frontier market ETFs.

Also under normal market conditions:

•	The Dynamic International Opportunity seeks to invest substantially all of its assets in equity securities and equity, fixed income and/or alternative asset class ETFs and derivative instruments.
•	The Adviser does not anticipate investing more than 25% of its assets in any equity market focused on one country.
•	The Dynamic International Opportunity Fund may be invested in any number of equity markets focused on numerous countries, although the Fund will maintain exposure to at least three different countries.
•	The Dynamic International Opportunity Fund’s portfolio will be comprised primarily of equity securities and equity ETFs.

Under stressed or abnormal market conditions, or for other defensive purposes, the Dynamic International Opportunity Fund may invest up to 100% of its assets in fixed income ETFs, alternative asset class ETFs, derivative instruments or cash, or a combination of any or all four of these asset classes.

The Dynamic International Opportunity Fund is actively managed, and as frequently as on a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables the Adviser believes have predictive capabilities with respect to country equity performance. Where the Investment Committee finds the prospective risk-relative return of investing in an equity security or equity-based ETF investing in a given country, region, or market to be superior to a basket of fixed income (or alternative asset class categories), then an allocation is made to the equity securities or equity ETFs. The Investment Committee may choose to aggregate exposures by way of regional or sub-regional ETFs in order to achieve their desired exposures. In the absence of attractive equity exposures, the entire allocation is made to fixed income and/or alternative asset class category ETFs. The Adviser will make decisions to transact a security based on its Quantitative Framework or if the Dynamic International Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

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This strategy seeks to provide excess returns relative to the Dynamic International Opportunity Fund’s benchmark, the Morningstar Global ex US Target Market Exposure Net Return Index (USD over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk, and cost efficiency.

The Dynamic International Opportunity Fund may lend its portfolio securities in order to generate additional income.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic International Opportunity Fund. The principal risks of investing in the Dynamic International Opportunity Fund are:

•	Commodities Risk. Investing in the commodities markets (indirectly) may subject the Dynamic International Opportunity Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Derivatives Risk. The Dynamic International Opportunity Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Dynamic International Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
•	Emerging Markets and Frontier Markets Risk. The Dynamic International Opportunity Fund may invest in ETFs that hold investments in emerging market and frontier markets instruments. Investments in emerging markets and frontier markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market and frontier market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
•	ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
•	Equity Risk. The risks that could affect the value of the Dynamic International Opportunity Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Dynamic International Opportunity Fund or the ETFs in which it invests will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.
o	Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.
o	Preferred Stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.
•	Fixed Income Securities Risk. When the Dynamic International Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Dynamic International Opportunity Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
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•	Foreign Risk. To the extent the Dynamic International Opportunity Fund invests in foreign securities by investing in ETFs that hold foreign securities the Dynamic International Opportunity Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.
•	Foreign Securities and Currency Risk. To the extent that the Dynamic International Opportunity Fund invests in ETFs that hold securities of foreign companies your investment is subject to foreign securities risk. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.
•	Fund of Funds Risk. The Dynamic International Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Dynamic International Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic International Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which the Dynamic International Opportunity Fund invests in addition to the Dynamic International Opportunity Fund’s direct fees and expenses. The Dynamic International Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Dynamic International Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.
•	Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Dynamic International Opportunity Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Dynamic International Opportunity Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Dynamic International Opportunity Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	General Market Risk. Foreign and domestic economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics, tariffs, trade disputes and other events are among the factors affecting the securities markets in which the Dynamic International Opportunity Fund invests. There is risk that these and other factors may adversely affect the Dynamic International Opportunity Fund’s performance. You could lose money by investing in the Dynamic International Opportunity Fund.
•	Growth Risk. The Dynamic International Opportunity Fund may invest in ETFs that invest in companies that appear to be growth oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of the ETF’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic International Opportunity Fund’s return. High Yield Risk. The Dynamic International Opportunity Fund may invest in ETFs that own high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Dynamic International Opportunity Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Dynamic International Opportunity Fund may lose its entire investment.
•	High Volatility in Rising Markets Risk. The Dynamic International Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Dynamic International Opportunity Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.
•	Interest Rate Risk. The risks associated with the Dynamic International Opportunity Fund include interest rate risk, which means that the prices of the Dynamic International Opportunity Fund’s fixed income ETF investments are likely to fall if interest rates rise.
•	Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Dynamic International Opportunity Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
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•	Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic International Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic International Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic International Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.
•	Management Risk. Management risk is the risk that the investment process used by the Dynamic International Opportunity Fund’s portfolio manager could fail to achieve the Dynamic International Opportunity Fund’s investment goal and cause an investment in the Dynamic International Opportunity Fund to lose value.
•	Portfolio Turnover Risk. The Dynamic International Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Dynamic International Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic International Opportunity Fund’s performance, and may produce increased taxable distributions.
•	Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.
•	Portfolio Turnover Risk. The Dynamic International Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Dynamic International Opportunity Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Dynamic International Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic International Opportunity Fund’s performance, and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. It is likely that all or most of the distributions will be short-term capital gains.
•	Real Estate Investment Risk. The Dynamic International Opportunity Fund may have investments in ETFs that hold securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
•	Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Dynamic International Opportunity Fund may lose money and there may be a delay in recovering the loaned securities. The Dynamic International Opportunity Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.
•	Small and Medium Sized Companies Risk. To the extent the Dynamic International Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Dynamic International Opportunity Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.
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Performance. The bar chart illustrates the risks of investing in the Dynamic International Opportunity Fund by showing how the Dynamic International Opportunity Fund’s average annual returns for each calendar year since the Dynamic International Opportunity Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Dynamic International Opportunity Fund’s average annual returns compare with those of a securities market index and an additional blended index over various periods of time. The indexes have characteristics relevant to the Dynamic International Opportunity Fund’s investment strategies. The performance information provided for the periods below reflects the performance of the Dynamic International Opportunity Fund’s prior investment adviser, AFAM Capital, Inc. (“AFAM”), and specifically the Innealta Capital division of AFAM (the “Innealta Division”). On March 27, 2018, shareholders approved the new investment advisory agreement with the Adviser which was formed through a reorganization of the Innealta Division. Remember, the Dynamic International Opportunity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dynamic International Opportunity Fund will perform in the future. Updated performance information will be available at no cost by calling the Dynamic International Opportunity Fund toll-free at 1-855-873-3837.

Class I Shares1

Calendar Year Returns as of December 31,

1 The returns shown in the bar chart are for Class I shares. The performance of Class N shares will differ due to differences in expenses.

During the period shown in the bar chart, the best performance for a quarter was 17.80% (for the quarter ended June 30, 2020). The worst performance was -8.83% (for the quarter ended June 30, 2022).

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year*
Class I Shares
Return Before Taxes	26.95%	4.77%	7.21%
Return After Taxes on Distributions	25.75%	4.09%	6.67%
Return After Taxes on Distributions and Sale of Fund Shares	16.79%	3.69%	5.78%
Class N Shares
Return Before Taxes	26.62%	4.50%	6.94%
Morningstar Global ex-US Target Market Exposure Net Return USD* (reflects no deduction for fees, expenses or taxes)	31.87%	8.05%	8.54%
MSCI ACWI ex USA Index (USD) (reflects no deduction for fees, expenses or taxes)	32.38%	7.91%	8.41%
Dynamic International Blend Index 70/30 (reflects no deduction for fees, expenses or taxes)	24.34%	4.97%	6.46%
*	Class I and Class N shares of the Dynamic International Opportunity Fund commenced operations on December 30, 2011.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Dynamic International Opportunity Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The Morningstar Global ex-US Target Market Exposure Net Return USD Index measures the performance of large and mid-cap stocks in developed and emerging markets outside the U.S., representing the top 85% of the investable universe by float-adjusted market capitalization, with returns calculated in US dollars.

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The MSCI ACWI ex USA Net (USD) Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of
U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The Dynamic International Blend Index 70/30 represents a blend of 70% Morningstar Global ex-US Target Market Exposure Net Return Index (USD) / 30% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

* As of December 31, 2024, the Fund’s primary benchmark changed from the MSCI ACWI ex USA Net (USD) Index to the Morningstar Global ex-US Target Market Exposure Net Return USD Index because the Adviser believes that the Morningstar Global ex-US Target Market Exposure Net Return USD Index better reflects the investment strategy of the Fund. The MSCI ACWI ex USA Net (USD) Index will continue to be shown for a period of one year.

Investment Adviser. Innealta Capital, LLC serves as the Dynamic International Opportunity Fund’s investment adviser
(the “Adviser”).

Portfolio Manager. The following serves as the Dynamic International Opportunity Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since
Vito Sciaraffia, Ph.D.	Portfolio Manager	October 2015
Franco Fava	Portfolio Manager	March 2021

Purchase and Sale of Fund Shares. You may conduct transactions by overnight mail to Dynamic International Opportunity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by regular mail to P.O. Box 46707, Cincinnati, OH 45246 or by telephone at 1-855-873-3837. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Dynamic International Opportunity Fund is $20,000 for Class I shares and $5,000 for Class N shares, with a minimum subsequent investment of $1,000 for Class N shares. There is no minimum subsequent investment amount for Class I shares. The Dynamic International Opportunity Fund may waive minimum initial investment or minimum subsequent investment requirements at its sole discretion.

Tax Information. The Dynamic International Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Dynamic International Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dynamic International Opportunity Fund and its related companies may pay the intermediary for the sale of Dynamic International Opportunity Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Broker-dealers may charge commissions on brokerage transactions in Clean Shares, which are shares purchased at net asset value without any sales load and 12b-1 distribution /service fees.

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